UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Scilex Holding Company (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 21, 2023 (the “March Form 8-K”), the Company entered into a securities purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”), each dated March 21, 2023 (the “Agreement Date”), with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale by the Company, from time to time, of convertible debentures in a principal amount of up to $25,000,000 (the “Convertible Debentures”). The Convertible Debentures have been issued, sold and funded in three tranches as follows: (i) $10,000,000, funded on March 21, 2023 (the “First Closing Date”), upon the signing of the Purchase Agreement (the “First Closing”), (ii) $7,500,000, funded on April 11, 2023, following the filing of the Registration Statement (as defined below) with the SEC (the “Second Closing”) and (iii) $7,500,000, funded on April 20, 2023, following the date on which the Registration Statement was declared effective by the SEC (the “Third Closing”).

The Company previously announced the First Closing in the March Form 8-K and the Second Closing in its Current Report on Form 8-K filed by the Company with the SEC on April 11, 2023.

Pursuant to the terms of the Registration Rights Agreement, the Company filed a registration statement on Form S-1 (the “Registration Statement”) on April 10, 2023, registering the resale by Yorkville of any shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion of the Convertible Debentures under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement was declared effective by the SEC on April 19, 2023.

Pursuant to the terms of the Purchase Agreement, on April 20, 2023, the Company consummated the Third Closing and issued a third convertible debenture dated as of such date (the “Third Convertible Debenture”) to Yorkville in the principal amount of $7,500,000.

The Third Convertible Debenture has the same terms as the Convertible Debentures issued at the First Closing and the Second Closing. The Third Convertible Debenture bears interest at an annual rate of 7.00% and will mature on December 21, 2023, the date that is nine months following the First Closing Date. The Third Convertible Debenture provides a conversion right, in which any portion of the outstanding and unpaid principal amount of the Convertible Debentures, together with any accrued but unpaid interest, may be converted into shares of Common Stock at a conversion price of $8.00 per share (the “Conversion Price”), which shall be subject to adjustment by reason of stock splits, stock dividends or similar transactions.

The Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in Yorkville and its affiliates having beneficial ownership of more than 4.99% of the Company’s then outstanding shares of Common Stock; provided that this limitation may be waived by Yorkville upon not less than 65 days’ prior notice to the Company. In addition, the Company shall not issue any Common Stock pursuant to the transactions contemplated by the Third Convertible Debenture or any other transaction documents executed in connection therewith (including any shares issued pursuant to a conversion) if the issuance of such shares of Common Stock would exceed 29,016,448 (which number of shares represents 19.9% of the aggregate number of shares of Common Stock issued and outstanding as of the Agreement Date) (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuances of shares of Common Stock in excess of such amount. The Third Convertible Debenture provides the Company, subject to certain conditions, with an optional redemption right pursuant to which the Company, upon five business days’ prior written notice to Yorkville (the “Redemption Notice”), may redeem, in whole or in part, all amounts outstanding under the Third Convertible Debenture; provided that the trading price of the Common Stock is less than the Conversion Price at the time of the Redemption Notice. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 10% of the principal amount being redeemed, plus all accrued and unpaid interest in respect of such redeemed principal amount.

The Third Convertible Debenture also contains certain representations, warranties, covenants, and events of default including, among other things, if the Company becomes delinquent in its periodic report filings with the SEC. If an event of default occurs and is continuing, the full unpaid principal amount of the Third Convertible Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at Yorkville’s election by notice to the Company immediately due and payable in cash.

The foregoing is a summary description of certain terms of the Third Convertible Debenture. For a full description of all terms, please refer to the copy of such agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

The Third Convertible Debenture issued to Yorkville on the Third Closing was issued to Yorkville in reliance upon Section 4(a)(2) of the Securities Act, in a transaction not involving any public offering. The Company relied on this exemption from registration based in part on representations made by Yorkville in the Purchase Agreement. The Convertible Debentures and, except for the resale registration rights contemplated by the Registration Rights Agreement, the shares of Common Stock issuable upon conversion of the Convertible Debentures, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. To the extent that any shares of Common Stock are issued upon conversion of the Convertible Debentures, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof because no commission or other remuneration is expected to be paid in connection with conversion of the Convertible Debentures and any respective resulting issuance of shares of Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Convertible Debenture, dated as of April 20, 2023, executed by Scilex Holding Company.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: April 20, 2023

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